Exhibit 99.1

DT ASIA INVESTMENTS LIMITED

INDEX TO FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of October 6 , 2014	F-3

Notes to the Balance Sheet	F-4 – F-11

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

DT Asia Investments Limited.

We have audited the accompanying balance sheet of DT Asia Investments Limited (the “Company”) as of October 6, 2014. The Company’s management is responsible for the balance sheet. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Company as of October 6, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

New York, New York

October 10, 2014

F-2

DT ASIA INVESTMENTS LIMITED

BALANCE SHEET

October 6, 2014

ASSETS
Current Assets:
Cash and cash equivalents	$492,864
Other current assets	69,231
Total Current Assets	562,095
Non-current Assets:
Cash held in trust	61,200,000
Total Assets	$61,762,095

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Offering Costs Payable	$50
Deferred legal fees	100,000
Total Current Liabilities	100,050

Total Liabilities	100,050

Commitments and Contingencies:
Ordinary share, no par value, subject to possible redemption; 5,555,102 shares (at redemption value of $10.20 per share)	56,662,040

Stockholders’ Equity:
Preferred Shares, no par value; unlimited shares authorized; no shares issued and outstanding	—
Ordinary Shares, no par value; unlimited shares authorized; 2,489,898 shares issued and outstanding (excluding 5,555,102 shares subject to possible redemption)	—
Additional paid-in-capital	5,006,618
Accumulated Deficit	(6,613)
Total Stockholders’ Equity	5,000,005
Total Liabilities and Stockholders’ Equity	$61,762,095

The accompanying notes to the balance sheet.

F-3

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Note 1 — Organization and Business Operations

Organization and General

DT Asia Investments Limited (the “Company”, “we”, “us” and “our”) is a newly organized blank check company incorporated on April 8, 2014, under the laws of the British Virgin Islands for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (an “initial business combination”). The Company has selected March 31 as its fiscal year end and tax year end.

Financing

The registration statement for the Company’s Public Offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on September 30, 2014. The Company consummated the Public Offering on October 6, 2014 of 6,000,000 units at $10.00 per unit (the “Units”) and received net proceeds of approximately $62,150,000 which includes $4,100,000 received from the private placements of (i) an aggregate 320,000 units to DeTiger Holdings Limited (the “Sponsor”) and EarlyBirdCapital, Inc. (“EBC”) (and/or their designees) (the “Private Units”) at $10.00 per unit ($3,200,000 in the aggregate) and (ii) an aggregate of 1,800,000 warrants to the Sponsor (and/or its designees) (the “Sponsor Warrants”) at a price of $0.50 per warrant ($900,000 in the aggregate), less underwriter fees of approximately $1,950,000.

Contained in the underwriting agreement for the Public Offering is an overallotment option allowing the underwriters to purchase from the Company up to an additional 900,000 Units (as described in Note 3 – Public Offering), and in addition, the Company received a commitment from the Sponsor and EBC to purchase additional Private Units and Sponsor Warrants in order to maintain the amount of cash in the Trust equal to $10.20 per Public Share (as described in Note 5 – Private Placement Commitment for Underwriters’ Over-Allotment).

Trust Account

Upon the closing of the Public Offering, management deposited $10.20 per Unit, or $61,200,000 in the aggregate (or $70,380,000 in the aggregate if the underwriters’ over-allotment option is exercised in full) of the proceeds of the Public Offering, the Private Units and the Sponsor Warrants in a trust account with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”).

The funds in the Trust Account can be invested only in U.S. government treasury bills, notes and bonds with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and which will invest solely in U.S. Treasuries. Except for all interest income that may be released to the Company (net of taxes payable) to fund its working capital requirements, none of the funds held in the Trust Account will be released from the Trust Account, until the earlier of: (1) the completion of an initial business combination within the required time period and (2) the redemption of 100% of the outstanding public shares if the Company has not completed an initial business combination in the required time period. Therefore, unless and until an initial business combination is consummated, the proceeds held in the Trust Account will not be available for the Company’s use for any expenses related to the Public Offering or expenses which the Company may incur related to the investigation and selection of a target business and the negotiation of an agreement to acquire a target business.

The placing of the funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Ms. Winnie Lai Ling Ng, the major shareholder of the Sponsor, agreed that she will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that she will be able to satisfy those obligations should they arise. The remaining proceeds in the amount of approximately $493,000 (not held in the Trust Account) may be used for paying business, legal and accounting, due diligence on prospective acquisitions and continuing general and administrative expenses. In addition, interest earned on the funds held in the Trust Account (after payment of taxes owed on such interest income) may be released to the Company to fund its working capital requirements in searching for an initial business combination and to pay its tax obligations.

F-4

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, the Private Units and the Sponsor Warrants, although substantially all of the net proceeds are intended to be generally applied toward consummating an initial business combination. Although the Company is not limited to a particular geographic region, the Company intends to focus on operating businesses with primary operations in Asia (with an emphasis in China). The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location. Furthermore, there is no assurance that the Company will be able to successfully effect an initial business combination.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide shareholders who acquired shares in the Public Offering (“Public Shareholders”) with the opportunity to redeem their Units for a pro rata share of the Trust Account.

In connection with any proposed initial business combination, the Company intends to seek shareholder approval of such initial business combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against the proposed business combination. In such case, the Company will consummate an initial business combination only if it has net tangible assets of at least $5,000,001 upon such consummation and a majority of the outstanding ordinary shares voted are voted in favor of the business combination. The Company’s Sponsor, officers and directors that hold Founder Shares (“Initial Shareholders”) have waived any redemption rights they may have in connection with the initial business combination.

With respect to an initial business combination which is consummated, any Public Shareholder can demand that the Company redeem his or her Units.

●	If the Company holds a shareholder vote to approve an initial business combination, any Public Shareholder seeking redemption will have his or her Unit redeemed for a full pro rata portion of the Trust Account (initially expected to be $10.20 per Unit) net of (i) taxes payable and (ii) interest income earned on the Trust Account previously released to the Company for working capital requirements.

●	If the Company commences a tender offer in connection with an initial business combination, Public Shareholders seeking redemption will have his or her Units redeemed for a pro rata portion of the Trust Account (initially expected to be $10.20 per Unit) net of (i) taxes payable and (ii) interest income earned on the Trust Account previously released to the Company for working capital requirements.

The Company’s Memorandum and Articles of Association were amended prior to the consummation of the Public Offering to provide that if the Company is unable to complete an initial business combination within 18 months from the closing of the Public Offering, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining holders of ordinary shares and its board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

In connection with the redemption of 100% of the Company’s outstanding public shares for a portion of the funds held in the Trust Account, each shareholder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company for its working capital requirements or necessary to pay its taxes payable on such funds. Holders of rights will receive no proceeds in connection with the liquidation with respect to such rights, which will expire worthless.

The holders of the Founder Shares and Private Units will not participate in any redemption distribution with respect to their securities.

F-5

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Liquidation

If the Company is unable to conclude an initial business combination and it expends all of the net proceeds of the Public Offering not deposited in the Trust Account, without taking into account any interest earned on the funds held in the Trust Account, the initial per-share redemption price is expected to be $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of creditors that are in preference to the claims of shareholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against the Company that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in the Company’s bankruptcy estate and subject to the claims of third parties with priority over the claims of shareholders. Therefore, the actual per-share redemption price may be less than $10.20.

The Company will pay the costs of any subsequent liquidation from the remaining assets outside of the Trust Account together with up to $20,000 of interest earned on the funds held in the Trust Account and available for such use. If such funds are insufficient, Ms. Lai Ling Winnie Ng has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Development Stage Company

The Company complies with the reporting requirements of the FASB ASC 915, “Development Stage Entities” and early adopted Accounting Standards Update 2014-10 (“ASU 2014-10”). On October 6, 2014, the Company has not commenced any operations nor generated revenue to date. All activity through October 6, 2014 relates to the Company formation and the Public Offering. Following the Public Offering, the Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

F-6

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet. The fair values of cash and cash equivalents, and other current assets, offering costs payable and deferred legal fee are estimated to approximate the carrying values on October 6, 2014 due to the short maturities of such instruments.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, on October 6, 2014, offering costs totaling approximately $4,125,543 have been charged to stockholders’ equity (consisting of $1,950,000 in underwriters’ fees, plus $506,443 of other cash expenses, and a non-cash charge of $1,669,100 to record the fair value of the UPO (as described in Note 3 - Accounting for UPO)).

Redeemable Ordinary Shares

As discussed in Note 3, all of the 6,000,000 ordinary shares sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of ordinary shares under the Company’s Liquidation or Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. The Company will consummate an initial business combination only if it has net tangible assets of at least $5,000,001 upon such consummation and a majority of the outstanding ordinary shares voted are voted in favor of the business combination. Accordingly, on October 6, 2014, 5,555,102 of the 6,000,000 Public Shares were classified outside of permanent equity at its redemption value.

Accounting for Warrants

Since the Company is not required to net-cash settle any of the Public Warrant, Sponsor Warrants or EBC Warrants, the Company recorded all such warrants at their relative fair value and classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40 (“Derivatives and Hedging”).

Use of estimates

The preparation of the balance sheet in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company has identified the British Virgin Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on April 8, 2014, the evaluation was performed for upcoming 2014 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

F-7

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Recent Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update 2014-10 (“ASU 2014-10”), Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company adopted this ASU as of April 8, 2014 and the impacts of this adoption are reflected in this report.

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Public Offering

In its Public Offering, the Company sold 6,000,000 Units at an offering price of $10.00 per Unit (not including up to an additional 900,000 Units solely to cover overallotments, if any). Each Unit consists of one ordinary share (“Share”), one right (“Right(s)”), and one warrant (“Warrant”). Each Right entitles the holder to receive one-tenth (1/10) of a Share upon consummation of an initial business combination. Each Warrant entitles the holder to purchase one-half of one ordinary share at a price of $12.00 per full share commencing on the later of the Company’s completion of its initial Business Combination or 12 months from the effective date of the registration statement relating to the Public Offering, and expiring five years from the completion of the Company’s initial Business Combination. As a result, investors must exercise Warrants in multiples of two Warrants, at a price of $12.00 per full share, subject to adjustment, to validly exercise the Warrants. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30-trading day period (“30-Day Trading Period”) ending on the third day prior to the date on which notice of redemption is given, provided there is a current registration statement in effect with respect to the ordinary shares underlying such Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the date of redemption. If the Company redeems the Warrants as described above, management will have the option to require all holders that wish to exercise Warrants to do so on a “cashless basis.” In accordance with the warrant agreement relating to the Warrants sold and issued in the Public Offering the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. If a registration statement is not effective within 90 days following the consummation of a Business Combination, Warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis. In the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and in no event (whether in the case of a registration statement being effective or otherwise) will the Company be required to net cash settle the Warrant exercise.

The Units sold in the Public Offering began trading on October 1, the day after the effective date of the registration statement relating to the Public Offering (“Effective Date”). Each of the Shares and Rights may trade separately on the 90th day after the Effective Date unless EBC determines that an earlier date is acceptable (based upon, among other things, its assessment of the relative strengths of the securities markets and small capitalization companies in general, and the trading pattern of, and demand for, the Company’s securities in particular).

Once the Shares, Rights and Warrants commence separate trading, shareholders will have the option to continue to hold Units or separate their Units into the component pieces. Holders will need to have their brokers contact the Company’s transfer agent in order to separate the Units into Shares, Rights and Warrants. Upon consummation of an initial business combination, the units will cease trading.

If the Company is unable to consummate an initial business combination, there would be no distribution from the Trust Account with respect to the Rights and Warrants, and such Rights and Warrants would expire worthless.

F-8

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Underwriting Agreement

The Company paid an underwriting discount of 3.25% of the Public Units offering price to the underwriters at the closing of the Public Offering (an aggregate of $1,950,000). The Company also sold to EBC and/or its designees, at the time of the closing of the Public Offering, for an aggregate of $100.00, an option (“Unit Purchase Option” or “UPO”) to purchase 600,000 Units. The UPO will be exercisable at any time, in whole or in part, during the period commencing on the later of the first anniversary of the Effective Date and the closing of the Company’s initial business combination and terminating on the fifth anniversary of the Effective Date (September 30, 2019) at a price per Unit equal to $11.75. Accordingly, after the Business Combination, the purchase option will be to purchase 660,000 ordinary shares (which includes 60,000 ordinary shares to be issued for the rights included in the units) and 600,000 Warrants to purchase 300,000 ordinary shares. The Units issuable upon exercise of this option are identical to the Units in the Offering.

Accounting for UPO

The Company has accounted for the fair value of the unit purchase option, inclusive of the receipt of a $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,669,000 (or $2.782 per unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.73% and (3) expected life of five years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

The Company granted to the holders of the UPO demand and “piggy back” registration rights for periods of five and seven years, respectively, from the Effective Date, including securities directly and indirectly issuable upon exercise of the UPO.

Note 4 — Related Party Transactions

Private Placement – Founding

In June 2014, the Company’s Initial Shareholders purchased an aggregate of 1,725,000 of ordinary shares, (“Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.014 per share. The 1,725,000 Founder Shares held by our initial shareholders include an aggregate of up to 225,000 shares subject to forfeiture by our Sponsor to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the initial shareholders will collectively own 20.0% of issued and outstanding shares of the Company (excluding the sale of the Private Units and Sponsor Warrants).

Shares Escrowed

The Founder Shares were placed into an escrow account maintained by Continental Stock Transfer & Trust Company acting as escrow agent. Subject to certain limited exceptions, 50% of these shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of our initial business combination, or earlier in certain situations.

F-9

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Private Placement – Concurrent with IPO

Simultaneously with the closing of our Public Offering, the Company consummated a private placement of (i) 320,000 Private Units, at $10.00 per unit, of which 290,000 units were purchased by our Sponsor (and/or its designees) and 30,000 units were purchased by EBC (and/or its designees), and (ii) 1,800,000 Sponsor Warrants, at $0.50 per warrant, purchased by our Sponsor.

Each private unit is comprised of one ordinary share, one right, and one warrant, with the same terms as the units sold in our initial public offering. Each right (contained in the unit) entitles the holder to receive one-tenth (1/10) of an ordinary share on the consummation of an initial business combination, and each warrant (contained in the unit) entitles the holder thereof to purchase one-half of one ordinary share, at a price of $12.00 per full share. The Sponsor Warrants have the same terms as the warrants contained in the units sold in our Public Offering.

Terms of Private Placement Securities

The Founder Shares and the Private Units are identical to the ordinary shares included in the units that were sold in the public offering except that (i) the Founder Shares and the Private Units are subject to certain transfer restrictions, and (ii) each of the initial stockholders and EBC has agreed not to redeem any of the Founder Shares and the Private Units, as the case may be, held by them in connection with the consummation of an initial business combination, and each has also waived its rights to participate in any redemption with respect to its Founder Shares and the Private Units, as the case may be, if the Company fails to consummate an initial business combination.

However, each of the initial stockholders and EBC (as applicable) will be entitled to redeem any public shares it acquires in or after the public offering in the event the Company fails to consummate an initial business combination within the required time period.

In connection with a stockholder vote to approve an initial business transaction, if any, each of the Company’s initial stockholders has agreed to vote their initial shares and/or placement shares, as the case may be, in favor of the initial business transaction. In addition, the Company’s initial stockholders, officers and directors have each also agreed to vote any ordinary shares acquired in the public offering or in the aftermarket in favor of the initial business transaction submitted to stockholders for approval, if any.

The initial holders of the Company’s Founder Shares and the Private Units and their permitted transferees will be entitled to registration rights pursuant to a registration rights agreement signed on the date of the Company’s final prospectus relating to the public offering. Such holders are entitled to demand registration rights and certain “piggy-back” registration rights with respect to the Founder Shares, the Private Units, the Sponsor Warrants and the ordinary shares underlying the Sponsor Warrants, commencing, in the case of the Founder Shares, one year after the consummation of the initial business combination and commencing, in the case of the Private Units, the Sponsor Warrants and the ordinary shares underlying the Sponsor Warrants, 30 days after the consummation of the initial business combination.

Related Party Loan

The Sponsor, an entity controlled by Winnie Lai Ling Ng, had advanced to the Company an aggregate of $175,000 on a non-interest bearing basis. Such advances were due on demand and were repaid on October 6, 2014.

Expense Advance Agreement

All expenses incurred by the Company may be paid prior to an initial business combination only from the net proceeds of the offering not held in the Trust Account (approximately $493,000).

Thus, in order to meet the Company’s working capital needs following the consummation of the Public Offering if the funds not held in the Trust Account and interest earned on the funds held in the Trust Account available to the Company are insufficient, the Sponsor, an affiliate of the Sponsor or the Company’s officers and directors may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of an business combination into additional Insider Units at a price of $10.00 per unit (which, for example, would result in the holders being issued 55,000 ordinary shares if $500,000 of notes were so converted since the 50,000 rights included in the Insider Units would result in the issuance of 5,000 ordinary shares upon the closing of an initial business combination as well as 50,000 warrants to purchase 25,000 shares). The Company’s shareholders have approved the issuance of the ordinary shares upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of an initial business combination. If we do not complete an initial business combination, the loans will only be repaid with funds not held in the Trust Account, to the extent available.

F-10

DT ASIA INVESTMENTS LIMITED

NOTES TO THE BALANCE SHEET

As of October 6, 2014

Administrative Service Agreement

The Company agreed to pay an aggregate of $10,000 a month for office space and general and administrative services to the Sponsor commencing on October 1, 2014 and will terminate upon the earlier of: (i) the consummation of an initial business combination; or (ii) the liquidation of the Company.

Note 5 — Commitments and Contingencies

Deferred Legal Fees

The Company has committed to pay its attorneys a deferred legal fee of $100,000 upon the consummation of the Initial Business Combination relating to services performed in connection with the IPO. This amount has been accrued in the accompanying balance sheet.

Private Placement Commitment for Underwriters’ Over-Allotment

The Sponsor and EBC (and/or their designees) have also agreed that if the over-allotment option is exercised by the underwriters, they will purchase from the Company at a price of $10.00 per Unit (up to a maximum of 33,750 Private Units) that is necessary to maintain in the Trust Account an amount equal to approximately $10.20 per share sold to the public in the Public Offering. These additional Private Units will be purchased in a private placement that will occur simultaneously with the purchase of Units resulting from the exercise of the over-allotment option. In addition, our Sponsor (and/or its designees) has committed to purchase from us (if the over-allotment option is exercised in full) an additional 270,000 warrants at a price of $0.50 per warrant (for $135,000). The proceeds from the private placements of the Private Units and Sponsor Warrants will be added to the proceeds of the public offering and placed in a Trust Account in the United States with Continental Stock Transfer & Trust Company, acting as trustee.

Underwriters M&A Engagement

The Company agreed to engage EBC as an investment banker in connection with its initial business combination to provide it with assistance in negotiating and structuring the terms of the initial business combination. The Company anticipates that these services will include holding meetings with the Company’s shareholders to discuss the potential initial business combination and the target business’ attributes, introducing the Company to potential investors that are interested in purchasing the Company’s securities, assisting the Company in obtaining shareholder approval for the initial business combination and assisting the Company with its press releases and public filings in connection with the initial business combination. The Company will pay EBC a fee pursuant to such agreement upon the consummation of the initial business combination in an amount equal to 4% of the total gross proceeds raised in the Public Offering (approximately $2,400,000). The Company will have the option to pay up to 25% of the aforementioned fee in Shares at $10.00 per Share.

Note 6 — Stockholder’s Equity

Ordinary Shares

The Company is authorized to issue unlimited ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of October 6, 2014, there were 8,045,000 ordinary shares outstanding.

Preferred Stock

The Company is authorized to issue unlimited shares of preferred stock, in one or more series, with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. As of October 6, 2014, the Company has not issued any shares of preferred stock.

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